UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                              _____________________

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): April 5, 2005

                        Commission file number: 000-16299
                                ________________

                               ANTS SOFTWARE INC.
             (Exact name of registrant as specified in its charter)

            Delaware                                       13-3054685
(State or other jurisdiction of             (IRS Employer Identification Number)
 Incorporation or Organization)

 801 Mahler Rd, Suite G, Burlingame, CA                       94010
(Address of principal executive offices)                   (Zip Code)

                                 (650) 692-0240
              (Registrant's Telephone Number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

     As part of the Company's Annual Meeting of Stockholders held on April 5, 2005 (the "Annual Meeting"), the Board of Directors proposed that the Company's stockholders approve an amendment to the Company's 2000 Stock Option Plan (the "Plan") to increase the shares reserved under the Plan from 5,450,000 to 10,450,000. The Plan amendment was approved by the Company's stockholders at the Annual Meeting.

     The above description of the amendment of the Plan is qualified in its entirety by reference to the terms of the amended Plan attached hereto as
Exhibit 10.1.


Item 9.01 Financial Statement and Exhibits.

(c)  Exhibits

     10.1 ANTs software inc. 2000 Stock Option Plan, as amended.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ANTs software inc.

Date: April 11, 2005                    By: /s/ Boyd Pearce
                                            ------------------------------------
                                            Boyd Pearce, Chief Executive Officer